Exhibit 10.21

SI-BONE, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

JUNE 2, 2016

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AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

THIS AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (the “Agreement”) is made as of the 2nd day of June, 2016, by and among SI-BONE, Inc., a Delaware corporation (the “Company”) and the investors listed on Schedule A hereto, each of which is herein referred to as an “Investor”.

RECITALS

WHEREAS, the Company and certain of the Investors (the “Prior Investors”) have previously entered into that certain Amended and Restated Investors’ Rights Agreement dated as of April 21, 2014 (the “Prior Rights Agreement”), pursuant to which the Company granted the Prior Investors certain rights;

WHEREAS, the Prior Agreement may be amended, and any provision therein waived, with the consent of the Company and the holders of at least a majority of the voting power of the Company’s Series 1, 2, 3, 4, 5 and 6 Preferred Stock (collectively with the Series 7 Preferred Stock, the “Preferred Stock”) outstanding (voting together as a single class and on an as-converted to common basis);

WHEREAS, the Company and certain of the Investors (the “Series 7 Investors”) are parties to that certain Series 7 Preferred Stock Purchase Agreement of even date herewith (the “Series 7 Purchase Agreement”) by and among the Company and certain of the Investors, pursuant to which the Series 7 Investors are purchasing shares of the Company’s Series 7 Preferred Stock (the “Series 7 Preferred Stock”); and

WHEREAS, in order to induce the Series 7 Investors to purchase Series 7 Preferred Stock pursuant to the Series 7 Purchase Agreement, the Prior Investors and the Company hereby agree that this Agreement shall govern certain rights of the Investors as they relate to the shares Common Stock of the Company (the “Common Stock”) issued or issuable to them, including registration rights, financial information rights, rights of first refusal, and certain other matters as set forth herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the Prior Investors and the Company hereby agree that the Prior Agreement shall be superseded and replaced in its entirety by this Agreement, and the parties hereto further agree as follows:

1.    Registration Rights. The Company covenants and agrees as follows:

1.1    Definitions. For purposes of this Agreement:

(a)    The term “Act” means the Securities Act of 1933, as amended.

(b)    The term “Affiliate” means, with respect to any specified person, any other person who or which, directly or indirectly, controls, is controlled by, or is under common control with such specified person, including, without limitation, any general partner, officer, director or manager of such person and any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, or is under common investment management with, such person.

(c)    The term “Form S-3” means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

(d)    The term “Free Writing Prospectus” means a free-writing prospectus, as defined in Rule 405.

(e)    The term “Holder” means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.11 hereof.

(f)    The term “Initial Offering” means the Company’s first firm commitment underwritten public offering of its Common Stock under the Act.

(g)    The term “1934 Act” means the Securities Exchange Act of 1934, as amended.

(h)    The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

(i)    The term “Registrable Securities” means (i) the Common Stock issuable or issued upon conversion of the Preferred Stock and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the shares referenced in (i) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned. In addition, the number of shares of Registrable Securities outstanding shall equal the aggregate of the number of shares of Common Stock outstanding that are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities that are, Registrable Securities.

(j)    The term “Restated Certificate” shall mean the Company’s Restated Certificate of Incorporation, as amended and/or restated from time to time.

(k)    The term “Rule 144” shall mean Rule 144 under the Act.

(l)    The term “Rule 144(b)(1)(i)” shall mean subsection (b)(1)(i) of Rule 144 under the Act as it applies to persons who have held shares for more than one (1) year.

(m)    The term “Rule 405” shall mean Rule 405 under the Act.

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(n)    The term “SEC” shall mean the Securities and Exchange Commission.

1.2    Request for Registration.

(a)    Subject to the conditions of this Section 1.2, if the Company shall receive at any time after the earlier of (i) five (5) years after the date of this Agreement or (ii) one hundred eighty (180) days after the effective date of the Initial Offering, a written request from the Holders of forty percent (40%) or more of the Registrable Securities then outstanding (for purposes of this Section 1.2, the “Initiating Holders”) that the Company file a registration statement under the Act covering the registration of at least twenty percent (20%) of the then outstanding Registrable Securities (or a lesser percentage provided that the anticipated aggregate offering price is at least $10,000,000 (net of any underwriters’ discounts or commissions)), then the Company shall, within twenty (20) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 1.2, use best efforts to effect, as soon as practicable, the registration under the Act of all Registrable Securities that the Holders request to be registered in a written request received by the Company within twenty (20) days of the mailing of the Company’s notice pursuant to this Section 1.2(a).

(b)    If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2, and the Company shall include such information in the written notice referred to in Section 1.2(a). In such event the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by those Initiating Holders holding a majority of the Registrable Securities held by all Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Company that marketing factors require a limitation on the number of securities underwritten (including Registrable Securities), then the Company shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities pro rata based on the number of Registrable Securities held by all such Holders (including the Initiating Holders). In no event shall any Registrable Securities be excluded from such underwriting unless all other securities are first excluded. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

(c)    Notwithstanding the foregoing, the Company shall not be required to effect a registration pursuant to this Section 1.2:

(i)    in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction and except as may be required under the Act; or

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(ii)    after the Company has effected two (2) registration pursuant to this Section 1.2, and such registrations have been declared or ordered effective; or

(iii)    during the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of the filing of and ending on a date one hundred eighty (180) days following the effective date of a Company initiated registration subject to Section 1.3 below, provided that the Company is actively employing in good faith all commercially reasonable efforts to cause such registration statement to become effective; or

(iv)    if the Initiating Holders propose to dispose of Registrable Securities that may be registered on Form S 3 pursuant to Section 1.4 hereof;

(v)    if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2 a certificate signed by the Company’s Chief Executive Officer or Chairman of the Board of Directors stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders, provided that such right shall be exercised by the Company not more than once in any twelve (12) month period and provided further that the Company shall not register any securities for the account of itself or any other stockholder during such ninety (90) day period (other than a registration relating solely to the sale of securities of participants in a Company stock plan, a registration relating to a corporate reorganization or transaction under Rule 145 of the Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered); or

(vi)    if the Company, within thirty (30) days of receipt of the request for registration pursuant to this Section 1.2, gives notice to the requesting Holders of its bona fide intention to effect the filing of a registration statement with the SEC within ninety (90) days of receipt of such request (other than a registration effected solely to qualify an employee benefit plan or to effect a business combination pursuant to Rule 145), provided that the Company is actively employing in good faith all commercially reasonable efforts to cause such registration statement to become effective.

1.3    Company Registration.

(a)    If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities (other than (i) a registration relating to a demand pursuant to Section 1.2 or (ii) a registration relating solely to the sale of securities of participants in a Company stock

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plan, a registration relating to a corporate reorganization or transaction under Rule 145 of the Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered), the Company shall, at such time, promptly give each Holder written notice of such registration. In such event, if the Company intends to distribute the securities covered by the registration by means of an underwriting, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company (which underwriter or underwriters shall be reasonably acceptable to those Initiating Holders holding a majority of the Registrable Securities held by all Initiating Holders). Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 3.5, the Company shall, subject to the provisions of Section 1.3(c), use all commercially reasonable efforts to cause to be registered under the Act all of the Registrable Securities that each such Holder requests to be registered.

(b)    Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 1.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The expenses of such withdrawn registration shall be borne by the Company in accordance with Section 1.7 hereof.

(c)    Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under this Section 1.3 to include any of the Holders’ securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company (or by other persons entitled to select the underwriters) and enter into an underwriting agreement in customary form with such underwriters, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, that the underwriters determine in their sole discretion will not jeopardize the success of the offering. In no event shall any Registrable Securities be excluded from such offering unless all other stockholders’ securities have been first excluded. In the event that the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be apportioned pro rata among the selling Holders based on the number of Registrable Securities held by all selling Holders or in such other proportions as shall mutually be agreed to by all such selling Holders. Notwithstanding the foregoing, in no event shall the amount of securities of the selling Holders included in the offering be reduced below fifteen percent (15%) of the total amount of

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securities included in such offering, unless such offering is the Initial Offering, in which case the selling Holders may be excluded if the underwriters make the determination described above and no other stockholder’s securities (other than the Initiating Holders) are included in such offering. For purposes of the preceding sentence concerning apportionment, for any selling stockholder that is a Holder of Registrable Securities and that is a venture capital fund, partnership or corporation, the affiliated venture capital funds, partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate amount of Registrable Securities owned by all such related entities and individuals.

1.4    Form S-3 Registration. After the Initial Offering, the Company shall use its commercially reasonable efforts to qualify for registration on Form S-3 or any comparable or successor form or forms. In case the Company shall receive from the Holders of at least 5,000,000 Registrable Securities (for purposes of this Section 1.4, the “S-3 Initiating Holders”) a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company shall:

(a)    promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

(b)    use all commercially reasonable efforts to effect, as soon as practicable, such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company, provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.4:

(i)    if Form S-3 is not available for such offering by the Holders;

(ii)    if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters’ discounts or commissions) of less than $3,000,000;

(iii)    if the Company shall furnish to all Holders requesting a registration statement pursuant to this Section 1.4 a certificate signed by the Company’s Chief Executive Officer or Chairman of the Board of Directors stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the S-3 Initiating Holders, provided that such right shall be exercised by the Company not more than once in any twelve (12) month period and provided

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further that the Company shall not register any securities for the account of itself or any other stockholder during such ninety (90) day period (other than a registration relating solely to the sale of securities of participants in a Company stock plan, a registration relating to a corporate reorganization or transaction under Rule 145 of the Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered);

(iv)    if the Company has, within the twelve (12) month period preceding the date of such request, already effected one (1) registration on Form S-3 pursuant to this Section 1.4;

(v)    in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance;

(vi)    if the Company, within thirty (30) days of receipt of the request of such S-3 Initiating Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the SEC within ninety (90) days of receipt of such request (other than a registration effected solely to qualify an employee benefit plan or to effect a business combination pursuant to Rule 145), provided that the Company is actively employing in good faith all commercially reasonable efforts to cause such registration statement to become effective; or

(vii)    during the period starting with the date thirty (30) days prior to the Company’s good faith estimate of the date of the filing of and ending on a date ninety (90) days following the effective date of a Company-initiated registration subject to Section 1.3 above, provided that the Company is actively employing in good faith all commercially reasonable efforts to cause such registration statement to become effective.

(c)    If the S-3 Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.4 and the Company shall include such information in the written notice referred to in Section 1.4(a). The provisions of Section 1.2(b) shall be applicable to such request (with the substitution of Section 1.4 for references to Section 1.2).

(d)    Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the S-3 Initiating Holders.

1.5    Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a)    prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all commercially reasonable efforts to cause such

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registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred eighty (180) days or, if earlier, until the distribution contemplated in the Registration Statement has been completed;

(b)    prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement;

(c)    furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus and any Free Writing Prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

(d)    use all commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(e)    in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;

(f)    notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus or Free Writing Prospectus (to the extent prepared by or on behalf of the Company) relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, at the request of any such Holder, the Company will, as soon as reasonably practicable, file and furnish to all such Holders a supplement or amendment to such prospectus or Free Writing Prospectus (to the extent prepared by or on behalf of the Company) so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made;

(g)    cause all such Registrable Securities registered pursuant to this Section 1 to be listed on a national exchange or trading system and on each securities exchange and trading system on which similar securities issued by the Company are then listed;

(h)    provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

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(i)    use all reasonable efforts to prevent the issuance of any stop order (“Stop Order”) suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such registration statement for sale in any jurisdiction, and, in the event of such issuance, the Company shall immediately notify the Holders of Registrable Securities covered by such registration statement of the receipt by the Company of such notification and shall use all reasonable efforts promptly to obtain the withdrawal of such order, and, in the event of the withdrawal of such order, the Company shall immediately notify such Holders thereof;

(j)    use its commercially reasonable efforts to obtain one or more “cold comfort” letters, dated the effective date of the related registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the Holders holding a majority of the Registrable Securities being sold reasonably request;

(k)    use its commercially reasonable efforts to provide, at the request of any Holder participating in such registration, on the date such securities are delivered to the underwriters for sale pursuant to such registration or, if such securities are not being sold through underwriters, on the date the registration statement with respect to such securities becomes effective, a legal opinion of the Company’s outside counsel, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature;

(l)    to the extent the Company is a well-known seasoned issuer (as defined in Rule 405) (a “WKSI”) at the time any request for registration is submitted to the Company in accordance with Section 1.4, (i) if so requested, file an automatic shelf registration statement (as defined in Rule 405) (an “Automatic Shelf Registration Statement”) to effect such registration, and (ii) remain a WKSI (and not become an ineligible issuer (as defined in Rule 405)) during the period during which such Automatic Shelf Registration Statement is required to remain effective in accordance with this Agreement;

(m)    if at any time when the Company is required to re-evaluate its WKSI status for purposes of an Automatic Shelf Registration Statement used to effect a request for registration in accordance with Section 1.4 (i) the Company determines that it is not a WKSI, (ii) the registration statement is required to be kept effective in accordance with this Agreement and (iii) the registration rights of the applicable Holders have not terminated, promptly amend the registration statement onto a form the Company is then eligible to use or file a new registration statement on such form, and keep such registration statement effective in accordance with the requirements otherwise applicable under this Agreement; and

(n)    if (A) a registration made pursuant to a shelf registration statement is required to be kept effective in accordance with this Agreement after the third anniversary of the initial effective date of the shelf registration statement and (B) the registration rights of the

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applicable Holders have not terminated, file a new registration statement with respect to any unsold Registrable Securities subject to the original request for registration prior to the end of the three (3) year period after the initial effective date of the shelf registration statement, and keep such registration statement effective in accordance with the requirements otherwise applicable under this Agreement.

Notwithstanding the provisions of this Section 1, the Company shall be entitled to postpone or suspend, for a reasonable period of time, not to exceed ninety (90) days in any one (1) year period, the filing, effectiveness or use of, or trading under, any registration statement if the Company shall determine that any such filing or the sale of any securities pursuant to such registration statement would in the good faith judgment of the Board of Directors of the Company:

(i)    materially impede, delay or interfere with any material pending or proposed financing, acquisition, corporate reorganization or other similar transaction involving the Company for which the Board of Directors of the Company has authorized negotiations;

(ii)    materially adversely impair the consummation of any pending or proposed material offering or sale of any class of securities by the Company; or

(iii)    require disclosure of material nonpublic information that, if disclosed at such time, would be materially harmful to the interests of the Company and its stockholders; provided, however, that during any such period all executive officers and directors of the Company are also prohibited from selling securities of the Company (or any security of any of the Company’s subsidiaries or affiliates).

In the event of the suspension of effectiveness of any registration statement pursuant to this Section 1.5, the applicable time period during which such registration statement is to remain effective shall be extended by that number of days equal to the number of days the effectiveness of such registration statement was suspended.

1.6    Information from Holder. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of such Holder’s Registrable Securities.

1.7    Expenses of Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations filings or qualifications of (i) up to two (2) registrations pursuant to Section 1.2, (ii) all registrations pursuant to Section 1.3 and (ii) up to four (4) registrations pursuant to Section 1.4, including, without limitation, all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Sections 1.2

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or 1.4 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless, in the case of a registration requested under Section 1.2, the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2 and provided, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.4.

1.8    Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

1.9    Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

(a)    To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, members, officers, directors and stockholders of each Holder, legal counsel and accountants for each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus, final prospectus, or Free Writing Prospectus contained therein or any amendments or supplements thereto, any issuer information (as defined in Rule 433 of the Act) filed or required to be filed pursuant to Rule 433(d) under the Act or any other document incident to such registration prepared by or on behalf of the Company or used or referred to by the Company, (ii) the omission or alleged omission to state in such registration statement a material fact required to be stated therein, or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the Act, the 1934 Act or any state securities laws, and the Company will reimburse each such Holder, underwriter, controlling person or other aforementioned person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the indemnity agreement contained in this subsection l.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter, controlling person or other aforementioned person.

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(b)    To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, legal counsel and accountants for the Company, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the Act, the 1934 Act or any state securities laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any person intended to be indemnified pursuant to this subsection l.8(b) for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the indemnity agreement contained in this subsection l.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld), and provided that in no event shall any indemnity under this subsection l.8(b) exceed the gross proceeds from the offering received by such Holder.

(c)    Promptly after receipt by an indemnified party under this Section 1.8 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one (1) separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.8 to the extent of such prejudice, but the omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.8.

(d)    If the indemnification provided for in this Section 1.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of

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indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations; provided, however, that (i) no contribution by any Holder, when combined with any amounts paid by such Holder pursuant to Section 1.8(b), shall exceed the gross proceeds from the offering received by such Holder and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall a Holder’s liability pursuant to this Section 1.8(d), when combined with the amounts paid or payable by such Holder pursuant to Section 1.8(b), exceed the proceeds from the offering received by such Holder (net of any expenses paid by such Holder). The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e)    Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f)    The obligations of the Company and Holders under this Section 1.8 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1 and otherwise.

1.10    Reports Under the 1934 Act. With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

(a)    make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the effective date of the Initial Offering;

(b)    file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

(c)    furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to avail any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

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1.11    Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities that (a) is an Affiliate, subsidiary, parent, partner, limited partner, retired partner or stockholder of a Holder, (b) is a Holder’s family member or trust for the benefit of an individual Holder, or (c) after such assignment or transfer, holds at least one million (1,000,000) shares of Registrable Securities (appropriately adjusted for any stock split, dividend, combination or other recapitalization), provided: (i) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (ii) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including, without limitation, the provisions of Section 1.12 below; and (iii) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

1.12    Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders holding a majority of the voting power (as determined in accordance with Section IV(B)(5)(a) of the Restated Certificate) represented by the Registrable Securities then held by all Holders (voting together as a single class and on an as-converted basis), enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder (a) any registration rights the terms of which are equal to or more favorable than the registration rights granted to Holders hereunder or (b) to demand registration of their securities.

1.13    “Market Stand-Off” Agreement.

(a)    Each Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the Company’s Initial Offering and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (l80) days) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are then owned by the Holder or are thereafter acquired) held immediately prior to the effectiveness of the Registration Statement for such offering, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise. The foregoing provisions of this Section 1.13 shall apply only to the Company’s initial offering of equity securities, shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall only be applicable to the Holders if all officers, directors and greater than one percent (1%) stockholders of the Company enter into

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similar agreements. The underwriters in connection with the Company’s Initial Offering are intended third-party beneficiaries of this Section 1.13 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in the Company’s Initial Offering that are consistent with this Section 1.13 or that are necessary to give further effect thereto. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply to all Holders subject to such agreements pro rata based on the number of shares subject to such agreements.

In order to enforce the foregoing covenant, the Company may impose stop transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period. Notwithstanding the foregoing, in the event the Company is not an “emerging growth company” as defined in Section 101 of the Jumpstart Our Business Startups Act of 2012, and, if (i) during the last seventeen (17) days of the one hundred eighty (180)-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (ii) prior to the expiration of the one hundred eighty (180)-day restricted period, the Company announces that it will release earnings results during the sixteen (16)-day period beginning on the last day of the one hundred eighty (180)-day period, the restrictions imposed by this Section 1.13 shall continue to apply until the expiration of the eighteen (18)-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

(b)    Each Holder agrees that a legend reading substantially as follows shall be placed on all certificates representing all Registrable Securities of each Holder (and the shares or securities of every other person subject to the restriction contained in this Section 1.13):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCK-UP PERIOD AFTER THE EFFECTIVE DATE OF THE ISSUER’S REGISTRATION STATEMENT FILED UNDER THE ACT, AS AMENDED, AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL HOLDER OF THESE SECURITIES, A COPY OF WHICH MAY BE OBTAINED AT THE ISSUER’S PRINCIPAL OFFICE. SUCH LOCK-UP PERIOD IS BINDING ON TRANSFEREES OF THESE SHARES.

1.14    Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 1 (a) after four (4) years following the consummation of the Initial Offering, (b) as to any Holder, such earlier time after the Initial Offering at which such Holder (i) can sell all shares held by it in compliance with Rule 144(b)(1)(i) or (ii) holds one percent (1%) or less of the Company’s outstanding Common Stock and all Registrable Securities held by such Holder (together with any Affiliate of the Holder with whom such Holder must aggregate its sales under Rule 144) can be sold in any three (3) month period without registration in compliance with Rule 144 or (c) after the consummation of a Liquidation Event, as that term is defined in the Restated Certificate.

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2.    Covenants of the Company.

2.1    Delivery of Financial Statements. The Company shall, upon request, deliver to each Investor (or transferee of an Investor) that holds at least 4,000,000 shares of Registrable Securities (appropriately adjusted for any stock split, dividend, combination or other recapitalization) (a “Major Investor”):

(a)    as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholders’ equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles (“GAAP”) consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, and audited and certified by independent public accountants of nationally recognized standing selected by the Company;

(b)    as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited income statement, statement of cash flows for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter, all prepared in accordance with GAAP (except that such financial statements may (i) be subject to normal year-end audit adjustments and (ii) not contain all notes thereto that may be required in accordance with GAAP);

(c)    within thirty (30) days of the end of each month, an unaudited income statement and statement of cash flows for such month, and an unaudited balance sheet as of the end of such month, all prepared in accordance with GAAP (except that such financial statements may (i) be subject to normal year-end audit adjustments and (ii) not contain all notes thereto that may be required in accordance with GAAP) and with a comparison to plan;

(d)    as soon as practicable, but in any event prior to the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis, including balance sheets, income statements and statements of cash flows for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company; and

(e)    as soon as practicable but in any event within thirty (30) days after the end of each fiscal year of the Company, a statement showing the number of shares of each class and series of capital stock and securities convertible into or exercisable for shares of capital stock outstanding at the end of the period, the Common Stock issuable upon conversion or exercise of any outstanding securities convertible or exercisable for Common Stock and the exchange ratio or exercise price applicable thereto, and the number of shares of issued stock options and stock options not yet issued but reserved for issuance, if any, all in sufficient detail as to permit the recipient to calculate their respective percentage equity ownership in the Company.

2.2    Inspection. The Company shall permit each Major Investor, at such Major Investor’s expense, to visit and inspect the Company’s properties, to examine its books of account and records and to discuss the Company’s affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Major Investor; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access

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to any information that it reasonably considers to be a trade secret or similar confidential information until the Major Investor signs a confidentiality agreement in a form reasonably acceptable to the Company.

2.3    Termination of Information and Inspection Covenants. The covenants set forth in Sections 2.1 and 2.2 shall terminate and be of no further force or effect upon the earlier to occur of (i) the consummation of a Qualified Public Offering (as defined in the Restated Certificate) or (ii) the consummation of a Liquidation Event, (as defined in Restated Certificate).

2.4    Right of First Offer. Subject to the terms and conditions specified in this Section 2.4, the Company hereby grants to each Major Investor a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For purposes of this Section 2.4, the term “Major Investor” includes any general partners and affiliates of a Major Investor. A Major Investor shall be entitled to apportion the right of first offer hereby granted it among itself and its partners and Affiliates in such proportions as it deems appropriate.

Each time the Company proposes to offer any shares of, or securities convertible into or exchangeable or exercisable for any shares of, its capital stock (including, without limitation, any unit of debt or equity securities) (“Shares”), the Company shall first make an offering of such Shares to each Major Investor in accordance with the following provisions:

(a)    The Company shall deliver a notice in accordance with Section 3.5 (“Notice”) to the Investors stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered and (iii) the price and terms upon which it proposes to offer such Shares.

(b)    By written notification received by the Company within twenty (20) calendar days after the giving of Notice, each Major Investor may elect to purchase, at the price and on the terms specified in the Notice, up to that portion of such Shares that equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of Preferred Stock then held, by such Investor bears to the total number of shares of Common Stock of the Company then outstanding (assuming full conversion and exercise of all convertible and exercisable securities then outstanding). The Company shall promptly, in writing, inform each Major Investor that elects to purchase all the shares available to it (a “Fully-Exercising Major Investor”) of any other Major Investor’s failure to do likewise. During the ten (10) day period commencing after such information is given, each Fully-Exercising Major Investor may elect to purchase that portion of the Shares for which Major Investors were entitled to subscribe, but which were not subscribed for by the Major Investors, that is equal to the proportion that the number of shares of Common Stock held by such Fully-Exercising Major Investor (assuming full conversion and exercise of all convertible and exercisable securities then outstanding) bears to the number of shares of Common Stock held by all Fully-Exercising Major Investors (assuming full conversion and exercise of all convertible and exercisable securities then outstanding).

(c)    If all Shares that Major Investors are entitled to obtain pursuant to subsection 2.4(b) are not elected to be obtained as provided in subsection 2.4(b)

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hereof, the Company may, during the ninety (90) day period following the expiration of the period provided in subsection 2.4(b) hereof, offer the remaining unsubscribed portion of such Shares to any person or persons at a price not less than that, and upon terms no more favorable to the offeree than those, specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within sixty (60) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Major Investors in accordance herewith.

(d)    The right of first offer in this Section 2.4 shall not be applicable to (i) the issuance or sale of shares of Common Stock (or options therefor) to employees, directors, consultants and other service providers for the primary purpose of soliciting or retaining their services pursuant to plans or agreements approved by the Company’s Board of Directors (which approval shall include the affirmative vote of the Series 4 Director, Series 5 Director, Series 6 Director or Series 7 Director (each as defined in that certain Amended and Restated Voting Agreement, by and between the Company and certain stockholders, dated as of the date hereof, collectively, the “Preferred Directors”); (ii) the issuance of securities pursuant to a bona fide, firmly underwritten public offering of shares of Common Stock registered under the Act, (iii) the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities outstanding as of the date hereof, (iv) the issuance of securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, approved by the Company’s Board of Directors (which approval shall include the vote of a Preferred Director), (v) the issuance and sale of Series 7 Preferred Stock pursuant to the Series 7 Purchase Agreement, (vi) the issuance of stock, warrants or other securities or rights to persons or entities with which the Company has business relationships, provided such issuances are primarily for non-equity financing purposes (which approval shall include the affirmative vote of a Preferred Director), or (vii) the issuance of securities to non-Affiliates that are specifically deemed not to be subject to the right of first offer in this Section 2.4 by the written consent or affirmative vote of the Major Investors holding greater than fifty percent (50%) of the Registrable Securities then held by all Major Investors. In addition to the foregoing, the right of first offer in this Section 2.4 shall not be applicable with respect to any Investor in any subsequent offering of Shares if (i) at the time of such offering, the Investor is not an “accredited investor,” as that term is then defined in Rule 501(a) of the Act and (ii) such offering of Shares is otherwise being offered only to accredited investors.

(e)    The rights provided in this Section 2.4 may not be assigned or transferred by any Major Investor; provided, however, that a Major Investor that is a venture capital fund may assign or transfer such rights to its Affiliates.

(f)    The covenants set forth in this Section 2.4 shall terminate and be of no further force or effect upon the consummation of (i) a Qualified Public Offering or (ii) a Liquidation Event.

2.5    D&O Insurance. The Company shall have in place at all times at least $5,000,000 in directors and officers insurance policies or an amount approved by the Board of Directors, including a majority of the Preferred Directors.

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2.6    Proprietary Information and Inventions Agreements. The Company shall require all employees and consultants with access to confidential information to execute and deliver a Proprietary Information and Inventions Agreement in substantially the form approved by the Company’s Board of Directors.

2.7    Employee Agreements. Unless approved by the Board of Directors of the Company, all future employees of the Company who shall purchase, or receive options to purchase, shares of Common Stock following the date hereof shall be required to execute stock purchase or option agreements providing for (a) vesting of shares over a four (4) year period with the first twenty five percent (25%) of such shares vesting following twelve (12) months of continued employment or services, and the remaining shares vesting in equal monthly installments over the following thirty six (36) months thereafter and (b) a one hundred and eighty (180)-day lockup period (plus an additional period of up to eighteen (18) days) in connection with the Company’s initial public offering; provided, however, that all future equity issuances to current employees of the Company may vest in equal monthly installments over a forty eight (48) month period; provided further, however, that all future equity issuances to current employees of the Company that have not provided twelve (12) months of continued employment or services to the Company shall provide for vesting of shares over a four (4) year period with the first twenty five percent (25%) of such shares following twelve (12) months of continued employment or services. The Company shall retain a right of first refusal on transfers until the Company’s initial public offering and the right to repurchase unvested shares at cost. Notwithstanding the foregoing, any future grants of Common Stock equivalents to Jeffrey Dunn, Leonard Rudolf or Mark Reiley (collectively, the “Founders”) shall provide that all of such unvested Common Stock equivalents held by a Founder shall vest immediately upon a change of control transaction where the stockholders of the Company immediately prior to the consummation of such transaction do not own 50% of the shares of capital stock of the surviving entity, provided that the Founder agrees to work for the acquirer or the surviving entity to facilitate an integration of the Company into the acquirer or surviving entity for a period not to exceed six (6) months unless otherwise agreed to by the Founder, the Company and the acquirer or surviving entity.

2.8    Preservation of Qualified Small Business Stock Status. The Company shall use commercially reasonable efforts to not take, or fail to take, any action which would cause the Preferred Stock (or Common Stock issuable upon conversion of Preferred Stock (the “IOC Common”)) to fail to qualify as “qualified small business stock” within the meaning of Sections 1045 and 1202 of the Code and Sections 18152.5 and 18038.5 of the California Revenue and Taxation Code; provided that, notwithstanding the foregoing, the Company shall not be obligated to take any action, or refrain from any action, which the Board of Directors, including at least one Preferred Director, approves after taking into consideration the relevant “qualified small business stock” issues. In the event that the Company is or becomes aware that the Preferred Stock and/or IOC Common will or may fail to qualify as “qualified small business stock” within the meaning of Sections 1045 and 1202 of the Code or Sections 18152.5 and 18038.5 of the California Revenue and Taxation Code, the Company will promptly notify the holders of the Preferred Stock and/or IOC Common and will take such action as may be reasonably requested by such holders to avoid any loss of benefit attributable to such change.

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2.9    Board Expenses. The Company shall reimburse the nonemployee directors for all reasonable out-of-pocket expenses incurred in connection with attending meetings of the Board of Directors.

2.10    Board Committees. The Series 7 Director (as defined in that certain Amended and Restated Voting Agreement, by and between the Company and certain stockholders, dated as of the date hereof) shall be entitled in such person’s discretion to be a member of any Board of Directors committee.

2.11    Termination of Certain Covenants. The covenants set forth in Sections 2.5, 2.6, 2.7, 2.8, 2.9 and 2.10 shall terminate and be of no further force or effect upon the consummation of (i) a Qualified Public Offering or (ii) a Liquidation Event.

3.    Miscellaneous.

3.1    Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

3.2    Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware.

3.3    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

3.4    Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

3.5    Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt and (ii) for persons located outside the United States, two (2) business days after deposit with an internationally recognized overnight courier, with written verification of receipt. All communications shall be sent to the respective parties at the addresses set forth on the signature pages attached hereto (or at such other addresses as shall be specified by notice given in accordance with this Section 3.5).

3.6    Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

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3.7    Entire Agreement; Amendments and Waivers. This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof. Any term of this Agreement (other than Section 2.1, Section 2.2, Section 2.3, Section 2.4 and 3.10) may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the holders of at least a majority of the voting power (as determined in accordance with Section IV(B)(5)(a) of the Restated Certificate) of Preferred Stock outstanding (voting together as a single class and on an as-converted to common basis). The provisions of Section 2.1, Section 2.2, Section 2.3 and Section 2.4 may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the holders of at least a majority of the voting power (as determined in accordance with Section IV(B)(5)(a) of the Restated Certificate) of Preferred Stock outstanding that is held by all of the Major Investors (voting together as a single class and on an as-converted to common basis). The provisions of Section 3.10 may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of Novo A/S. Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereof may not be waived with respect to any Major Investor without the written consent of such Major Investor, unless such amendment, termination, or waiver applies to all Major Investors in the same fashion (it being agreed that (i) a waiver of the provisions of Section 2.4 with respect to a particular transaction shall be deemed to apply to all Major Investors in the same fashion if such waiver does so by its terms, notwithstanding the fact that certain Major Investors may nonetheless, by agreement with the Company, purchase securities in such transaction and (ii) any amendment of the definition of Major Investor which would result in any Major Investor losing its status as a Major Investor shall require the consent of such adversely impacted Major Investor). Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities, each future holder of all such securities, and the Company. Notwithstanding this Section 3.7, no consent shall be necessary to add holders of the Company’s Preferred Stock as signatories to this Agreement and to update Schedule A accordingly.

3.8    Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

3.9    Aggregation of Stock. All securities held or acquired by affiliated entities (including affiliated venture capital funds) or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

3.10    Limitation of Liability; Freedom to Operate Affiliates. The total 3.10 liability, in the aggregate, of any of Novo A/S and its respective officers, directors, employees and agents, for any and all monetary claims, losses, costs or damages, including attorneys’ and accountants’ fees and expenses and costs of any nature whatsoever or claims or

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expenses resulting from or in any way related to this Agreement from any cause or causes shall be several and not joint with the other Stockholders and shall not exceed the aggregate purchase price paid to the Company by Novo A/S for securities of the Company, under the Series 7 Purchase Agreement or any other contract. It is intended that this limitation apply to any and all monetary liabilities or causes of action however alleged or arising, unless otherwise prohibited by law; provided, however, that this Section 3.10 shall in no way limit the Company’s right to equitable relief, including injunctive relief and specific performance from Novo A/S. Nothing in this Agreement or the Ancillary Agreements (as defined in the Purchase Agreement) shall restrict Novo A/S’s freedom to operate any of its affiliates (including any such affiliate that is a potential competitor of the Company).

3.11    Termination of Prior Agreement. Upon the effectiveness of this Agreement, the Prior Rights Agreement shall terminate and be of no further force and effect, and shall be superseded and replaced in its entirety by this Agreement.

3.12    Preemptive Rights Waiver. Each Investor hereby waives any rights to notice of and any rights to participate in the issuance of shares of Series 7 Preferred Stock pursuant to the Series 7 Purchase Agreement that such Investor may have, and, furthermore, each Investor, on its behalf and on behalf of all Major Investors (as such term is defined in the Prior Rights Agreement), hereby waives all rights set forth in Section 2.4 of the Prior Rights Agreement with respect to the transactions contemplated by the Series 7 Purchase Agreement.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

SI-BONE, INC.

By:	/s/ Jeffrey Dunn
Name:	Jeffrey Dunn
Title:	Chief Executive Officer

SIGNATURE PAGE TO SI-BONE, INC.

AMENDED & RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

SKYLINE VENTURE PARTNERS V, L.P.

	By:	Skyline Venture Management V, LLC
	Its:	General Partner

	By:	/s/ John G. Freund
John G. Freund
Its: Managing Director

Address:

SIGNATURE PAGE TO SI-BONE, INC.

AMENDED & RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

MONTREUX EQUITY PARTNERS IV, LP

By: Montreux Equity Management IV, LLC, its General Partner

	By:	/s/ Daniel K Turner III
	Name:	Daniel K. Turner III
	Title:	Managing Member

Address:

Montreux Equity Partners
One Ferry Building
Suite 255
San Francisco, CA 94111

MONTREUX IV ASSOCIATES, LLC

	By:	Montreux Equity Management IV, LLC, its General Partner

	By:	/s/ Daniel K Turner III
	Name:	Daniel K. Turner III
	Title:	Managing Member

Address:	[Address intentionally omitted.]

SIGNATURE PAGE TO SI-BONE, INC.

AMENDED & RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

MONTREUX IV ASSOCIATES IV, LLC

By: Montreux Equity Management IV, LLC, its General Partner

	By:	/s/ Daniel K Turner III
	Name:	Daniel K. Turner III
	Title:	Managing Member

Address:	[Address intentionally omitted.]

SIGNATURE PAGE TO SI-BONE, INC.

AMENDED & RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

NOVO A/S

	By:	/s/ Thomas Dyrberg
	Name:	Thomas Dyrberg
	Title:	Managing Partner Novo Ventures

Address:	[Address intentionally omitted.]

SIGNATURE PAGE TO SI-BONE, INC.

AMENDED & RESTATED INVESTORS’ RIGHTS AGREEMENT

INVESTOR:

KEITH VALENTINE

	By:	/s/ Keith Valentine
	Name:	K. Valentine
Title:

Address:	[Address intentionally omitted.]

SIGNATURE PAGE TO SI-BONE, INC.

AMENDED & RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

OrbiMed Private Investments V, LP

By:	OrbiMed Capital GP V LLC,
its General Partner

	By:	OrbiMed Advisors LLC,
its Managing Member

	By:	/s/ Jonathan Silverstein
		Name:	Jonathan Silverstein
		Title:	Member

SIGNATURE PAGE TO SI-BONE, INC.

AMENDED & RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

Redline Capital Management S.A.

	By:	/s/ Buyanov A.
	Name:	Buyanov A.
	Title:	Managing Partner

Address:	[Address intentionally omitted.]

SIGNATURE PAGE TO SI-BONE, INC.

AMENDED & RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

Arboretum Ventures IV, L.P.

By Arboretum Investment Manager IV, LLC
Its General Partner

By	/s/ Timothy Petersen
Timothy Petersen
Its Managing Director

SIGNATURE PAGE TO SI-BONE, INC.

AMENDED & RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTOR:

Gregory K. Hinckley and Mary C. Hinckley as Community Property with the Right of Survivorship

	By:	/s/ Gregory K. Hinckley
/s/ Mary C. Hinckley
	Name:	Gregory K. Hinckley and Mary C. Hinckley
Title:

Address:	[Address intentionally omitted.]

SIGNATURE PAGE TO SI-BONE, INC.

AMENDED & RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

Dennis M. Vaughan Revocable Trust

	By:	/s/ Dennis M. Vaughan
	Name:	Dennis M. Vaughan
	Title:	Trustee

Address:	[Address intentionally omitted.]

SIGNATURE PAGE TO SI-BONE, INC.

AMENDED & RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

STEPHEN COOPER M.D. INC. 401K PROFIT SHARING PENSION PLAN

	By:	/s/ Stephen Cooper, M.D.
	Name:	Stephen Cooper
	Title:	Trustee

Address:	[Address intentionally omitted.]

SIGNATURE PAGE TO SI-BONE, INC.

AMENDED & RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

JONATHAN B. ELLMAN

/s/ Jonathan B. Ellman

Address:	[Address intentionally omitted.]

SIGNATURE PAGE TO SI-BONE, INC.

AMENDED & RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

ISAAC APPLBAUM

/s/ Isaac Applbaum

Address:	[Address intentionally omitted.]

SIGNATURE PAGE TO SI-BONE, INC.

AMENDED & RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

JAY CHATHAM

/s/ Jay Chatham

Address:	[Address intentionally omitted.]

SIGNATURE PAGE TO SI-BONE, INC.

AMENDED & RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

G&H PARTNERS

	By:	/s/ Stefan J. Palmer Jr.
	Name:	Stefan J. Palmer Jr.
	Title:	General Partner and Director of Investments

Address:	[Address intentionally omitted.]

SIGNATURE PAGE TO SI-BONE, INC.

AMENDED & RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

MATTHEW HOWARD DAHNKE

/s/ Matthew Howard Dahnke

Address:	[Address intentionally omitted.]

SIGNATURE PAGE TO SI-BONE, INC.

AMENDED & RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

MIN UNG YOON

/s/ Min Ung Yoon

Address:	[Address intentionally omitted.]

SIGNATURE PAGE TO SI-BONE, INC.

AMENDED & RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

ANNETTE BLANDFORD & TERESA JOHNSON

	By:	/s/ Annette Blandford
	Name:	Annette Blandford/Teresa Johnson
	Title:	Owners

Address:	[Address intentionally omitted.]

SIGNATURE PAGE TO SI-BONE, INC.

AMENDED & RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

LORNA W. STROTZ AND CHARLES R. STROTZ, TRUSTEES STROTZ FAMILY LIVING TRUST UNDER AGREEMENT DATED 10/15/2002

	By:	/s/ Lorna Strotz /s/ C.R. Strotz
	Name:	Lorna Strotz and C.R. Strotz
	Title:	Trustees

Address:	[Address intentionally omitted.]

SIGNATURE PAGE TO SI-BONE, INC.

AMENDED & RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

SYLVIE RUDOLF

/s/ Sylvie Rudolf

Address:

SIGNATURE PAGE TO SI-BONE, INC.

AMENDED & RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

THE 1996 KLISZEWSKI FAMILY TRUST

	By:	/s/ Mark A. Kliszewski
	Name:	Mark A. Kliszewski
	Title:	Trustor

Address:	[Address intentionally omitted.]

SIGNATURE PAGE TO SI-BONE, INC.

AMENDED & RESTATED INVESTORS’ RIGHTS AGREEMENT

Schedule A

INBONE Technologies, Inc.

Berkeley Orthopaedic Medical Profit Sharing Plan, F.B.O. Charles R. Strotz

Barry Jacobson

The 1996 Kliszewski Family Trust

Shirin & Dave Kollar

Ross Myerson

Judd Myerson

Timothy C. Reiley

Sylvie Rudolf

Brian Todd True

Mark Reiley

Annette Blandford & Teresa E. Johnson

John T. & Janet A. Mattson

Min Ung Yoon

National Financial Services, LLC, FBO Min Yoon

National Financial Services, LLC, FBO Leslie Kennedy

William L. Brizendine and Emily L. Brizendine, Trustees of the William and Emily Brizendine Trust

Terry Hensle & Elizabeth Reiley

JPMCC fbo Terry W. Hensle IRA

Matthew H. Dahnke

Jay Chatham

John & Dana Kirby

Jonathan B. Ellman

Rosalie Auster & Simon Auster

Frank Scherkenbach and Kimberly McGovern

Peterschmidt Ventures LLC

Jayshree Desai

Wayne and Christine Guidici

Joseph and Elena Caselle TTEEs of the Caselle Family Trust DTD 6/6/03

IRA Services Trust Company custodian FBO Joseph Caselle

Matthew A. Reiley

Richard W. Dunn

Isaac Applbaum

Dennis M. Vaughan Revocable Trust

Dennis M. Vaughan

Braxton Robert Richardson III

Daniel P. Murray

Jerry Floyd

Skyline Venture Partners Fund V, L.P.

Leonard Rudolf

G&H Partners

Greg Hinckley

Gregory K. Hinckley and Mary C. Hinckley as Community Property with the Right of Survivorship

S-1

Citigroup Global Markets Inc. as IRA Rollover Custodian FBO Landis Dibble, ACCT #240-66176

Joseph Caselle

Hansen Le

Citigroup Global Markets Inc. FBO Frederick Dibble SEP IRA

O. Barry McKinley & Gail G. McKinley, The McKinley Family Trust U/A Dated 1/24/97

Lily Chen, MD

Christopher J. Redmond

The 1996 Kliszewski Family Trust

Will Griffin

Sheldon C. Brown & Janet Roth Brown Revocable Trust

Stephen Cooper

Stephen Cooper M.D. Inc. 401k Profit Sharing Pension Plan

Montreux Equity Partners IV, LP

INBONE Technologies, Inc.

Montreux IV Associates, LLC

Novo A/S

OrbiMed Private Investments V, LP

Timothy E. Davis, Jr.

Redline Capital Management S.A.

Shea Ventures Opportunity Fund II, LP

Andrew Chase Trustee of the Andrew Chase 2005 Revocable Trust UAD 3/29/05

Tatiana Evtushenkova

Jonathan McHardy

Bengala Investment S.A.

Alastair Cookson

Brian Dickie

David Spector

The Dennis M. Vaughan Revocable Trust, Dennis M. Vaughan TTEE

The Mattson Trust

Arboretum Ventures IV, L.P.

Montreux IV Associates IV, LLC

Keith Valentine

Sylvie Rudolf

The 1996 Kliszewski Family Trust

S-2

AMENDMENT NO. 1 TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

This AMENDMENT NO. 1 TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (the “Amendment”) is made and entered into as of October 4, 2018, by and among SI-BONE, INC., a Delaware corporation (the “Company”), and the persons and entities listed on the signature pages attached hereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in that certain Amended and Restated Investors’ Rights Agreement (as amended, the “Rights Agreement”) dated as of June 2, 2016, by and among the Company and the Investors listed on Schedule A thereto, as amended.

RECITALS

WHEREAS, the Company and the Investors have agreed to amend the Rights Agreement as described herein;

WHEREAS, Section 3.7 of the Rights Agreement provides that the Rights Agreement may be amended and the observance of any term thereof may be waived only with the written consent of (a) the Company and (b) the holders of at least a majority of the voting power (as determined in accordance with Section 5(a) of Article IV of the Company’s Amended and Restated Certificate of Incorporation as currently in effect) of the Preferred Stock outstanding that is held by all of the Major Investors (together, the “Requisite Parties”); and

WHEREAS, the undersigned represent the Requisite Parties.

NOW, THEREFORE, the parties hereby agree as follows:

1. Amendment to Section 2.3. Section 2.3 of the Rights Agreement is hereby revised to provide as follows:

“The covenants set forth in Sections 2.1 and 2.2 shall terminate and be of no further force or effect upon the earlier to occur of (i) the consummation of a Qualified Public Offering (as defined in the Restated Certificate), (ii) the consummation of a Liquidation Event (as defined in the Restated Certificate) or (iii) the sale of the Company’s Common Stock in a firm commitment underwritten public offering pursuant to a registration statement on Form S-1 of up to $150,000,000 of shares of Common Stock, consummated prior to December 31, 2018.”

2. Amendment to Section 2.4(f). Section 2.4(f) of the Rights Agreement is hereby revised to provide as follows:

“The covenants set forth in this Section 2.4 shall terminate and be of no further force or effect upon the earlier to occur of (i) the consummation of a Qualified Public Offering, (ii) the consummation of a Liquidation Event or (iii) the sale of the Company’s Common Stock in a firm commitment underwritten public offering pursuant to a registration statement on Form S-1 of up to $150,000,000 of shares of Common Stock, consummated prior to December 31, 2018.”

3. Amendment to Section 2.11. Section 2.11 of the Rights Agreement is hereby revised to provide as follows:

“The covenants set forth in this Sections 2.5, 2.6, 2.7, 2.8, 2.9 and 2.10 shall terminate and be of no further force or effect upon the earlier to occur of (i) the consummation of a Qualified Public Offering, (ii) the consummation of a Liquidation Event or (iii) the sale of the Company’s Common Stock in a firm commitment underwritten public offering pursuant to a registration statement on Form S-1 of up to $150,000,000 of shares of Common Stock, consummated prior to December 31, 2018.”

4. Governing Law. This Amendment shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of Delaware, without regard to conflicts of law principles thereof.

5. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

6. Assignment. This Amendment may not be assigned by any party without the prior written consent of the other parties hereto. Notwithstanding the foregoing, this Amendment shall be binding upon the successors, assigns and representatives of each party.

7. Limited Effect. Except as specified in this Amendment, all terms and conditions of the Rights Agreement shall continue in full force and effect.

8. Entire Agreement. The Rights Agreement and this Amendment constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof.

*    *     *    *    *

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first above written.

SI-BONE, Inc.:

By:	/s/ Michael A. Pisetksy

Name:	Michael A. Pisetsky

Title:	General Counsel

SIGNATURE PAGE TO AMENDMENT NO. 1 TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT OF SI-BONE, INC

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first above written.

STOCKHOLDER:

REDLINE CAPITAL MANAGEMENT S.A.

By:	/s/ Tatiana Evtushenkova

Name:	Tatiana Evtushenkova

Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1 TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT OF SI-BONE, INC.

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first above written.

STOCKHOLDER:

SKYLINE VENTURE PARTNERS V, L.P.

By:	Skyline Venture Management V, LLC
Its:	General Partner

By:	/s/ John G. Freund
John G. Freund
Its: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1 TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT OF SI-BONE, INC.

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first above written.

STOCKHOLDER:

MONTREUX EQUITY PARTNERS IV, LP

By:	Montreux Equity Management IV, LLC, its General Partner

By:	/s/ Daniel K. Turner
Daniel K. Turner III
Managing Member

MONTREUX IV ASSOCIATES IV, LLC

By:	Montreux Equity Management IV, LLC, its General Partner

By:	/s/ Daniel K. Turner
Daniel K. Turner III
Managing Member

SIGNATURE PAGE TO AMENDMENT NO. 1 TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT OF SI-BONE, INC.

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first above written.

STOCKHOLDER:

NOVO HOLDINGS A/S

By:	/s/ Thomas Dryberg

Name:	Thomas Dryberg, by specific power of attorney

Title:	Managing Partner

SIGNATURE PAGE TO AMENDMENT NO. 1 TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT OF SI-BONE, INC.

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first above written.

STOCKHOLDER:

ORBIMED PRIVATE INVESTMENTS V, LP

By:	OrbiMed Capital GP V LLC, its General Partner

By:	OrbiMed Advisors LLC, its Managing Member

By:	/s/ Carl L. Gordon

Name:	Carl L. Gordon

Title	Member

SIGNATURE PAGE TO AMENDMENT NO. 1 TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT OF SI-BONE, INC.

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first above written.

STOCKHOLDER:

ARBORETUM VENTURES IV, L.P.

By:	Arboretum Investment Manager IV, LLC
Its:	General Partner

By:	/s/ Timothy Petersen
Timothy Petersen
Its Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1 TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT OF SI-BONE, INC.

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first above written.

STOCKHOLDER:

JEFFREY W. DUNN LIVING TRUST DATED MAY 17, 2012

By:	/s/ Jeffrey W. Dunn
Jeffrey W. Dunn
Trustee

SIGNATURE PAGE TO AMENDMENT NO. 1 TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT OF SI-BONE, INC.